Exhibit 10.1

AMENDMENT TO ARRANGEMENT AND MERGER AGREEMENT

THIS AGREEMENT made as of the 8th day of May, 2007

AMONG:

VISTA GOLD CORP., a company existing under the laws of the Yukon Territory with an address at Suite 5 - 7961 Shaffer Parkway, Littleton, Colorado, USA, 80127,

(“Vista”)

AND:

ALLIED NEVADA GOLD CORP., a corporation existing under the laws of Delaware with an address at 1380 Greg Street, Suite 203, Sparks, Nevada, USA, 89431,

(“Newco”)

AND:

CARL PESCIO, an individual with an address at P.O. Box 5831, Elko, Nevada, USA, 89802,

(“Carl”)

AND:

JANET PESCIO, an individual with an address at P.O. Box 5831, Elko, Nevada, USA, 89802,

(“Janet”, and together with Carl, the “Pescios”)

WITNESSES THAT WHEREAS:

A.                                   Vista, Newco, Carl and Janet are parties to an arrangement and merger agreement made as of September 22, 2006 (the “Original Agreement”); and

B.                                     the parties hereto wish to amend the Original Agreement to add (i) certain additional unpatented mining claims to Schedule B to the Original Agreement, such additional claims to form part of the “Vista Nevada Assets” as defined in the Original Agreement and (ii) certain additional unpatented mining claims to Schedule C to the Original Agreement, such additional claims to form part of the “Pescio Nevada Assets” as defined in the Original Agreement;

NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledge by all a parties, the parties agree as follows:

1.             Schedule B of the Original Agreement is hereby amended as follows:

The following claims are added under the heading “Hycroft Resources & Development, Inc.”:

Hycroft Mine, Humboldt County, Nevada

Claim Names	BLM Serial No. (NMC)	Humbolt County Document #

FG 223 thru FG 226	NMC 939256 thru 939259	#2006-7900 thru 2006-7903

FG 270 thru FG 275	NMC 939291 thru 939296	#2006-7904 thru 2006-7909

FG 319 thru FG 324	NMC 939332 thru 939337	#2006-7910 thru 2006-7915

FG 368 thru FG 377	NMC 939373 thru 939382	#2006-7916 thru 2006-7925

FG 421 thru FG 433	NMC 939426 thru 939438	#2006-7926 thru 2006-7938

NFG 1 thru NFG 74	NMC 939506 thru 939579	#2006-7940 thru 2006-8013

NFG 76 thru NFG 187	NMC 939580 thru 939691	#2006-8014 thru 2006-8125

The following claims are added under the heading “Hycroft Resources & Development, Inc. — Hycroft Mine, Pershing County, Nevada”:

Claim Names	BLM Serial No. (NMC)	Pershing County
		Book	Page

FG 1 thru FG 82	NMC 939059 thru 939140	415	360 thru 441

FG 84 thru FG 116	NMC 939141 thru 939173	415	442 thru 474

FG 121 thru FG 127	NMC 939174 thru 939180	415	475 thru 481

FG 130 thru FG 162	NMC 939181 thru 939213	415	482 thru 514

FG 164 thru FG 167	NMC 939214 thru 939217	415	515 thru 518

FG 173 thru FG 202	NMC 939218 thru 939247	415	519 thru 548

FG 215 thru FG 222	NMC 939248 thru 939255	415	549 thru 556

FG 226 thru FG 249	NMC 939259 thru 939282	415	557 thru 580

FG 262 thru FG 269	NMC 939283 thru 939290	415	581 thru 588

FG 275 thru FG 302	NMC 939296 thru 939323	415	589 thru 616

FG 311 thru FG 318	NMC 939323 thru 939331	415	617 thru 624

FG 324 thru FG 351	NMC 939337 thru 939364	415	625 thru 652

FG 360 thru FG 366	NMC 939365 thru 939371	415	653 thru 659

FG 367	NMC 939372	415	661

FG 377	NMC 393382	415	660

FG 378 thru FG 420	NMC 939383 thru 939425	415	662 thru 703A

FG 433 thru FG 500	NMC 939425 thru 939505	415	704 thru 771

WCX 5 thru WCX 10	NMC 941257 thru 941262	416	591 thru 596

WCX 34 thru WCX 58	NMC 941263 thru 941287	416	597 thru 621

2.             Schedule C of the Original Agreement is hereby amended as follows:

The following claims are added under the heading “Stargo Property — Nye County — Claim Names”:

ST 258 - 337

3.                                        The Original Agreement as hereby amended shall continue in full force and effect and the provisions of the Original Agreement, as hereby amended, are ratified and confirmed in all respects.

4.                                        This Agreement and the Original Agreement shall be read and construed together as if they constituted one document, provided that if there is any inconsistency between the Original Agreement and the provisions of this Agreement, the provisions of this Amending Agreement shall govern.

5.                                        This Agreement may be executed in any number of original or facsimile counterparts each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF the parties have executed this Agreement as of the date first above written.

VISTA GOLD CORP.

By:	/s/ Michael B. Richings
Authorized Signatory

ALLIED NEVADA GOLD CORP.

By:	/s/ Scott A. Caldwell
Authorized Signatory

SIGNED, SEALED AND DELIVERED by	)
Carl Pescio in the presence of:	)
)
Elizabeth Nunez	)	/s/ Carl Pescio
Name of Witness	)	CARL PESCIO
)
/s/ Elizabeth Nunez	)
Signature of Witness	)

SIGNED, SEALED AND DELIVERED by	)
Janet Pescio in the presence of:	)
)
Elizabeth Nunez	)	/s/ Janet Pescio
Name of Witness	)	JANET PESCIO
)
/s/ Elizabeth Nunez	)
Signature of Witness	)